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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 06, 2001
                             ----------------------

                           RAVISENT Technologies Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                       000-26287                23-2763854
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

              257 Great Valley Parkway, Malvern Pennsylvania 19355
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (800) 700-0362
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                   205 Great Valley Parkway, Malvern, PA 19355
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          (Former name or former address, if changed since last report)


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Item 5. Other Events and Regulation FD Disclosure.

     On August 15, 2001, the Registrant announced the appointment of Robert M. Russell Jr. to the position of Chief Executive Officer and Chairman of the Board of Directors. Additional details are set forth in the press release attached hereto as Exhibit 99.2. Mr. Russell was appointed a Director of Registrant on June 21, 2001 to replace Peter Blumenwitz who resigned on the same day.


Item 7. Financial Statements and Exhibits.

   (a)  Financial statements of businesses acquired.
        Not required pursuant to an Item 5 filing.

   (b)  Pro forma financial information
        Not required pursuant to an Item 5 filing.

   (c) Exhibits.

     Exhibit 99.2: Press Release disseminated on August 15, 2001 announcing the appointment of Robert M. Russell Jr. as Chief Executive Officer and Chairman of the Board of Directors of Registrant.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2001

                              RAVISENT Technologies Inc.
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                              (Registrant)

                              By   /s/ Thomas J. Fogarty
                                   --------------------------------
                              Name: Thomas J. Fogarty
                              Title: Senior Vice President and
                                      Chief Financial Officer
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                                INDEX TO EXHIBITS

Exhibit No.   Description

99.2 Press Release of RAVISENT Technologies Inc. dated August 15, 2001 (filed herewith).